Exhibit 99.1

Shift4 Announces Launch of Offering of Series A Mandatory Convertible Preferred Stock

CENTER VALLEY, PA., April 30, 2025 – Shift4 Payments, Inc. (NYSE: FOUR)(“Shift4” or the “Company”), a leader in integrated payments and commerce technology, today announced the launch of an underwritten public offering (the “Offering”) of 7,500,000 shares of Series A Mandatory Convertible Preferred Stock, par value $0.0001 per share (“Mandatory Convertible Preferred Stock”), of the Company, subject to market conditions. Shift4 expects to grant to the underwriters of the Offering a 30-day option to purchase up to 1,125,000 additional shares of Mandatory Convertible Preferred Stock solely to cover over-allotments, if any, at the public offering price, less underwriting discounts and commissions. Shift4 intends to use the net proceeds from the Offering, proposed additional permanent debt financing of up to $1,735.0 million, together with cash on its balance sheet for (i) the payment of the cash consideration due in respect of Shift4’s previously announced acquisition of Global Blue Group Holding AG (the “merger”) and related fees, costs and expenses and/or (ii) general corporate purposes, including repayment of debt, other strategic acquisitions and growth initiatives.

Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Barclays Capital Inc., Citizens JMP Securities, LLC, and Santander US Capital Markets LLC are acting as joint book-running managers for the Offering.

The Mandatory Convertible Preferred Stock is expected to have a liquidation preference of $100.00 per share. Unless previously converted or redeemed, each outstanding share of Mandatory Convertible Preferred Stock will automatically convert, for settlement on or about May 1, 2028 (subject to postponement in certain limited circumstances), into a variable number of shares of Shift4’s Class A common stock, par value $0.0001 per share. Shift4 will have the right to redeem all, but not less than all, of the Mandatory Convertible Preferred Stock if certain non-occurrence events occur with respect to the merger, including if the merger is not completed within a specified period of time. The dividend rate, conversion terms and other terms of the Mandatory Convertible Preferred Stock will be determined at the time of pricing of the Offering and remain subject to change. The completion of the Offering is not contingent upon the consummation of the merger, which, if consummated, will occur subsequent to the completion of the Offering.

A registration statement on Form S-3 relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective. The Offering may be made only by means of a preliminary prospectus supplement and accompanying prospectus. A copy of the preliminary prospectus supplement and accompanying prospectus related to the Offering can be obtained for free by visiting the SEC’s website at http://www.sec.gov or by contacting Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Prospectus Department, or by email at Prospectus-ny@ny.email.gs.com, or by telephone: (866) 471-2526, Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by email at prospectus@citi.com, or by telephone: (800) 831-9146 or Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Nothing in this press release constitutes an offer to sell or solicitation of an offer to buy any securities of Shift4.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Shift4 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the proposed merger.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any futures results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the consummation of the proposed merger; our ability to integrate Global Blue into our business successfully or realize the anticipated synergies and related benefits of the proposed merger; the substantial and increasingly intense competition worldwide in the financial services, payments and payment technology industries; potential changes in the competitive landscape, including disintermediation from other participants in the payments chain; the effect of global economic, political and other conditions on trends in consumer, business and government spending; fluctuations in inflation; our ability to anticipate and respond to changing industry trends and the needs and preferences of our merchants and consumers; our reliance on third-party vendors to provide products and services; risks associated with acquisitions, dispositions and other strategic transactions; our inability to protect our IT systems and confidential information, as well as the IT systems of third parties we rely on, from continually evolving cybersecurity risks, security breaches and/or other technological risks; compliance with governmental regulation and other legal obligations, particularly related to privacy, data protection and information security and marketing across different markets where we conduct our business; our ability to comply with a variety of laws and regulations, including those relating to financial services, anti-money laundering, anti-bribery, sanctions, and counter-terrorist financing, consumer protection, and cryptocurrencies in various jurisdictions where we conduct our business; our ability to continue to expand our share of the existing payment processing markets or expand into new markets; our ability to integrate and interoperate our services and products with a variety of operating systems, software, devices, and web browsers; our dependence, in part, on our merchant and software partner relationships and strategic partnerships with various institutions to operate and grow our business; and the significant influence Jared Isaacman, our CEO and founder, has over us, including control over decisions that require the approval of stockholders. These and other important factors discussed under the caption “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2024 and in Part II, Item 1A. in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.

Any such forward-looking statements represent management’s expectations as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

About Shift4 Payments:

Shift4 Payments (NYSE: FOUR) is boldly redefining commerce by simplifying complex payments ecosystems across the world. As the leader in commerce-enabling technology, Shift4 powers billions of transactions annually for hundreds of thousands of businesses in virtually every industry.

Investor Relations:

Thomas McCrohan

EVP, Head of Investor Relations

Shift4

484.735.0779

investors@shift4.com

Paloma Main

Director, Strategy & Investor Relations

Shift4

484.954.5768

investors@shift4.com

Media Contacts:

Nate Hirshberg

SVP, Marketing

Shift4

888.276.2108 x1107

nhirshberg@shift4.com